UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2025

GRYPHON DIGITAL MINING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

(702) 945-2700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on December 9, 2024, Gryphon Digital Mining, Inc. (the “Company” or “Gryphon”) entered into an asset purchase and sale agreement (the “Purchase Agreement”) with Erikson National Energy Inc. (“Erikson”), a Canadian corporation under the laws of the Province of Alberta. Erikson commenced proposal proceedings under the Bankruptcy and Insolvency Act (Canada) (“BIA”) on October 1, 2024 by filing a Notice of Intention to Make a Proposal, pursuant to section 50.4 of the BIA, and KSV Restructuring Inc. was named as proposal trustee. Pursuant to an order of the Court of King’s Bench of Alberta (the “Court”) granted on October 21, 2024, the Court approved a sale and investment solicitation process (“SISP”) in respect of the sale of the assets and properties of Erikson. As part of the SISP, Gryphon and Erikson entered into the Court-approved Purchase Agreement pursuant to which Gryphon agreed to purchase substantially all of Erikson’s assets for a purchase price of CAD $2,000,000, subject to certain adjustments as provided for in the Purchase Agreement. Pursuant to the Purchase Agreement, the Company was to acquire all of Erikson’s natural gas and oil wells, facilities and pipelines, which are currently shut in. The assets are located in northeast British Columbia and span the Fort St. John, Stoddart, Roseland, Fireweed, Buick Creek, Laprise and Wildboy areas.

On February 27, 2025, following its review of its due diligence findings, the Company terminated the Purchase Agreement. There are no material early termination penalties incurred by the Company in connection with the termination. The Company plans to continue to evaluate the purchase of a subset of gas and oil wells from Erikson if and when they become available to purchase.

Item 9.01 Financial Statements and Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON DIGITAL MINING, INC.

Date: March 3, 2025	By:	/s/ Steve Gutterman
		Name:	Steve Gutterman
		Title:	Chief Executive Officer

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